CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
CONSOLIDATED STATEMENTS OF OPERATIONS
Sales	$ 147,950	$ 162,292
Cost Of Sales	22,241	36,016
Gross Margin	125,709	126,276
Operating Expenses:
General And Administrative Expenses	1,741,885	210,691
Total Operating Expenses	1,741,885	210,691
Loss From Operations	(1,616,176)	(84,415)
Other Income (expense):
Other Income / (expense)	(1,754)	17,690
Unrealized Gain/(loss)	(5,544)	(8,503)
Total Other Income (expense)	(7,298)	9,187
Loss Before Provision For Income Taxes	(1,623,474)	(75,228)
Provision For Income Taxes	(1,650)	1,648
Net Loss	$ (1,625,124)	$ (76,876)
Loss Per Share:
Basic	$ (0.00)	$ (0.00)
Diluted	$ (0.00)	$ (0.00)
Weighted Average Shares Outstanding:
A Basic	69,697,059	68,984,086
B Diluted	69,697,059	68,984,086